UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 27, 2003
                                                 ------------------------------


MORGAN STANLEY ABS CAPITAL INC. (as depositor under the Pooling and Servicing Agreement, relating to the Morgan Stanley ABS Capital I Inc. Trust 2003-HE1 Mortgage Pass-Through Certificates, Series 2003-HE1)


                        MORGAN STANLEY ABS CAPITAL I INC.


             (Exact name of registrant as specified in its charter)


         Delaware                333-104046-06              13-3939229
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     (State or other              (Commission              (IRS Employer
     jurisdiction of              File Number)           Identification No.)
      incorporation)



1585 Broadway, New York, New York                               10036
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (212) 296-7000
                                                    --------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-HE1. On June 27, 2003, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, The Provident Bank, as a servicer, Chase Manhattan Mortgage Corporation, as a servicer and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-HE1 (the "Certificates"), issued in eight classes. The Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of June 1, 2003 of $546,741,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Utendahl Capital Partners, L.P. ("Utendahl") and The Williams Capital Group, L.P. (collectively with MS&Co. and Utendahl, the "Underwriters"), pursuant to an Underwriting Agreement dated as of June 24, 2003 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      4 Pooling and Servicing Agreement, dated as of June 1, 2003, among Morgan Stanley ABS Capital I Inc., Chase Manhattan Mortgage Corporation, The Provident Bank, and Deutsche Bank National Trust Company.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN STANLEY ABS CAPITAL I
                                        INC.


July 14, 2003

                                    By: /s/ Steven Shapiro
                                       -------------------------------
                                    Name:  Steven Shapiro
                                    Title:  Executive Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               -------------

4                         Pooling and Servicing                         E
                          Agreement, dated as of June 1,
                          2003, among Morgan Stanley ABS
                          Capital I Inc., Chase Manhattan
                          Mortgage Corporation, The
                          Provident Bank, and Deutsche
                          Bank National Trust Company.